UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

Worldwide Energy and Manufacturing USA, Inc .
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-31761 (Commission File Number)	84-1536519 (IRS Employer Identification No.)

408 N. Canal Street, Unit A&B, South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 794-9888

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On March 26, 2010,  management of Worldwide Energy and Manufacturing USA, Inc. (the “Company”) determined  that its original equity classification of certain warrants granted in connection with the Company’s 2008 equity financing (completed on June 23, 2008 and July 24, 2008), and included in the Company’s previously issued consolidated financial statements was incorrect. Management has determined that the warrants granted in connection with the 2008 equity financing should have been recorded as a warrant derivative liability and not as equity. As a result, the consolidated financial statements for the year ended December 31, 2008, which are included in its Form 10-K for the year ended December 31,  2008, the interim quarters ended June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009; will be amended to restate the warrant derivative liability.

In addition, management has determined that certain bonuses earned during 2008, were incorrectly recorded in 2009 and not accrued as of December 31, 2008. As a result, management will amend the previously issued consolidated financial statements as of December 31, 2008, which will be included in the amended Form 10-K for the year ended December 31, 2008, and the interim consolidated financial statements for the quarter ended March 31, 2009, June 30, 2009 and September 30, 2009, on Form 10-Q, to properly include the accrued bonus and related bonus expense for the year ended December 31, 2008.

As a result of the above, the Company will restate its consolidated financial statements for the year ended 2008 and the interim quarters ended June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 to adjust as noted above and file an amendment to the Company’s Form 10-K for the year ended December 31, 2008and the Form 10-Q for the interim quarters ended June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 with the Securities and Exchange Commission.

Management has apprised the Company’s Board of Directors and has discussed the matters in this Report with its independent registered public accounting firm.

The tables below show the impact of the restatement on the various accounts for the restated periods:

Effect of Correction of Derivative Liability and Performance Bonus	As Previously Reported	As Restated	Retroactive Adjustment

At June 30, 2008
LIABILITIES
- Warrant derivative liability	$-	$3,239,483	$3,239,483
- Total current liabilities	$2,702,527	$5,942,010	$3,239,483
- Total liabilities	$3,116,762	$6,356,245	$3,239,483

RETAINED EARNINGS/EQUITY
- Common stock	$4,736,755	$1,308,245	$(3,428,510)
- Retained earnings	$3,905,473	$4,094,500	$189,027
- Total stockholders’ equity	$9,181,893	$5,942,410	$(3,239,483)
- Total liabilities/stockholders’ equity	$12,298,655	$12,298,655	$-

STATEMENTS OF INCOME
Three Months Ended June 30, 2008
- Other income	$-	$189,027	$189,027
- Total other income (expense)	$(36,582)	$152,445	$189,027
- Income before income taxes	$445,290	$634,317	$189,027
- Income after taxes	$425,588	$614,615	$189,027
- Net income before non-controlling interest	$425,035	$614,062	$189,027
- Net income	$425,035	$614,062	$189,027
- Comprehensive income	$571,052	$760,079	$189,027
- Earnings per share	$0.20	$0.28	$0.08

Six Months Ended June 30, 2008
- Other income	$-	$189,027	$189,027
- Total other income (expense)	$(87,277)	$101,750	$189,027
- Income before income taxes	$655,527	$844,554	$189,027
- Income after taxes	$647,229	$836,256	$189,027
- Net income before non-controlling interest	$655,361	$844,388	$189,027
- Net income	$655,361	$844,388	$189,027
- Comprehensive income	$899,801	$1,088,828	$189,027
- Earnings per share	$0.29	$0.38	$0.09

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2008
- Net income	$655,361	$844,388	$189,027
- Change in warrant derivative liability	$-	$(189,027)	$(189,027)
- Cash used in operating activities	$(2,503,783)	$(2,503,783)	$-

At September 30, 2008
LIABILITIES
- Warrant derivative liability	$-	$2,288,452	$2,288,452
- Total current liabilities	$6,406,547	$8,694,999	$2,288,452
- Total liabilities	$7,431,940	$9,720,392	$2,288,452

RETAINED EARNINGS/EQUITY
- Common stock	$4,944,240	$1,371,513	$(3,572,727)
- Retained earnings	$4,446,078	$5,730,353	$1,284,275
- Total stockholders’ equity	$9,788,378	$7,499,926	$(2,288,452)
- Total liabilities/stockholders’ equity	$17,220,318	$17,220,318	$-

STATEMENTS OF INCOME
Three Months Ended September 30, 2008
- Other income	$5,704	$1,100,952	$1,095,248
- Total other income	$2,846	$1,098,094	$1,095,248
- Income before income taxes	$555,237	$1,650,485	$1,095,248
- Income after taxes	$546,723	$1,641,971	$1,095,248
- Net income before non-controlling interest	$540,608	$1,635,856	$1,095,248
- Net income attributable to Worldwide	$540,608	$1,635,856	$1,095,248
- Total comprehensive income	$686,625	$1,781,873	$1,095,248
- Earnings per share	$0.17	$0.52	$0.35

Nine Months Ended September 30, 2008
- Other income	$5,704	$1,289,979	$1,284,275
- Total other income (expense)	$(84,429)	$1,199,846	$1,284,275
- Income before income taxes	$1,210,765	$2,495,040	$1,284,275
- Income after taxes	$1,193,952	$2,478,227	$1,284,275
- Net income before non-controlling interest	$1,195,969	$2,480,244	$1,284,275
- Net income attributable to Worldwide	$1,195,969	$2,480,244	$1,284,275
- Total comprehensive income	$1,298,804	$2,583,079	$1,284,275
- Earnings per share	$0.48	$1.00	$0.52

STATEMENT OF CASH FLOWS
Nine Months Ended September 30, 2008
- Net income	$1,195,969	$2,480,244	$1,284,275
- Change in warrant derivative liability	$-	$(1,284,275)	$(1,284,275)
- Cash used in operating activities	$(1,441,275)	$(1,441,275)	$-

At December 31, 2008
LIABILITIES
- Accrued expenses	$867,291	$1,073,994	$206,703
- Warrant derivative liability	$-	$486,356	$486,356
- Total current liabilities	$7,125,493	$7,818,552	$693,059
- Total liabilities	$8,122,592	$8,815,651	$693,059

RETAINED EARNINGS/EQUITY
- Common stock	$6,108,379	$2,535,652	$(3,572,727)
- Retained earnings	$3,801,921	$6,681,589	$2,879,668
- Total stockholders’ equity	$10,397,778	$9,704,719	$(693,059)
- Total liabilities/stockholders’ equity	$19,133,009	$19,133,009	$-

STATEMENT OF INCOME
Year Ended December 31, 2008
- G/A expenses	$3,832,363	$4,039,066	$206,703
- Total operating expenses	$4,389,883	$4,596,586	$206,703
- Operating income	$1,777,788	$1,571,085	$(206,703)
- Other income	$114,057	$3,200,428	$3,086,371
- Total other income (expenses)	$(478,314)	$2,608,057	$3,086,371
- Income before income taxes	$1,299,474	$4,179,142	$2,879,668
- Income before minority interest	$1,015,106	$3,894,774	$2,879,668
- Income from continuing operations	$999,263	$3,878,931	$2,879,668
- Net income	$1,001,648	$3,881,316	$2,879,668
- Comprehensive income	$1,193,901	$4,073,569	$2,879,668
- Earnings per share	$0.37	$1.42	$1.05

STATEMENT OF STOCKHOLDERS’ EQUITY
At December 31, 2008
- Shares issued at $4.50 per share for raising funds	$4,356,009	$783,282	$(3,572,727)
- Net income for the year	$1,001,648	$3,881,316	$2,879,668
- Balance, December 31, 2008	$10,397,778	$9,704,719	$(693,059)

STATEMENT OF CASH FLOWS
Year Ended December 31, 2008
- Net income	$1,001,648	$3,881,316	$2,879,668
- Change in warrant derivative liability	$-	$(3,086,371)	$(3,086,371)
- Accrued expense	$595,964	$802,667	$206,703
- Cash used in operating activities	$2,682,044	$2,682,044	$-

At March 31, 2009
LIABILITIES
- Warrant derivative liability	$-	$467,854	$467,854
- Total current liabilities	$11,101,432	$11,569,286	$467,854
- Total liabilities	$11,979,301	$12,447,155	$467,854

RETAINED EARNINGS/EQUITY
- Common stock	$6,296,899	$2,724,172	$(3,572,727)
- Retained earnings	$4,237,510	$7,342,383	$3,104,873
- Total WEMU stockholders’ equity	$11,119,570	$10,434,668	$(684,902)
- Total equity	$11,743,814	$11,058,912	$(684,902)
- Total liabilities/stockholders’ equity	$23,506,067	$23,506,067	$-

STATEMENT OF INCOME
Three Months Ended March 31, 2009
- G/A expenses	$1,212,968	$1,006,265	$(206,703)
- Total operating expenses	$1,408,679	$1,201,976	$(206,703)
- Operating income	$490,913	$697,616	$206,703
- Other income	$903	$19,405	$18,502
- Total other expense	$8,379	$26,881	$18,502
- Net income before tax	$499,292	$724,497	$225,205
- Net income before non-controlling interest	$460,746	$685,951	$225,205
- Net income	$435,589	$660,794	$225,205
- Comprehensive income	$443,072	$668,277	$225,205
- Earnings per share	$0.16	$0.23	$0.07

STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2009
- Net income	$435,589	$660,794	$225,205
- Change in warrant derivative liability	$-	$(18,502)	$(18,502)
- Accrued expense	$(359,284)	$(565,987)	$(206,703)
- Cash used in operating activities	$(1,728,085)	$(1,728,085)	$-

At June 30, 2009
LIABILITIES
- Warrant derivative liability	$-	$1,558,752	$1,558,752
- Total current liabilities	$13,350,960	$14,909,712	$1,558,752
- Total liabilities	$14,199,662	$15,758,414	$1,558,752

RETAINED EARNINGS/EQUITY
- Common stock	$6,223,599	$2,650,872	$(3,572,727)
- Retained earnings	$4,256,809	$6,270,784	$2,013,975
- Total WEMU stockholders’ equity	$11,061,971	$9,503,219	$(1,558,752)
- Total equity	$11,810,746	$10,251,994	$(1,558,752)
- Total liabilities/stockholders’ equity	$26,010,408	$26,010,408	$-

STATEMENTS OF INCOME
Three Months Ended June 30, 2009
- Other income (expense)	$(7,895)	$(1,098,793)	$(1,090,898)
- Total other income (expense)	$(19,598)	$(1,110,496)	$(1,090,898)
- Income (loss) before income taxes	$320,830	$(770,068)	$(1,090,898)
- Income (loss) after taxes	$116,752	$(974,146)	$(1,090,898)
- Net income (loss) before non-controlling interest	$116,752	$(974,146)	$(1,090,898)
- Net income (loss)	$19,299	$(1,071,599)	$(1,090,898)
- Comprehensive income (loss)	$105,901	$(984,997)	$(1,090,898)
- Earnings (loss) per share	$0.01	$(0.30)	$(0.31)

Six Months Ended June 30, 2009
- S,G&A expenses	$2,411,750	$2,205,047	$206,703
- Other income (expense)	$(6,992)	$(1,079,388)	$(1,072,396)
- Total other income (expense)	$(11,219)	$(1,083,615)	$(1,072,396)
- Income (loss) before income taxes	$820,122	$(45,571)	$865,693)
- Income (loss) after taxes	$577,498	$(288,195)	$(865,693)
- Net income (loss) before non-controlling interest	$577,498	$(288,195)	$(865,693)
- Net income (loss)	$454,888	$(410,805)	$(865,693)
- Comprehensive income (loss)	$548,973	$(316,720)	$(865,693)
- Earnings (loss) per share	$0.13	$(0.12)	$(0.25)

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2009
- Net income	$454,888	$(410,805)	$(865,693)
- Change in warrant derivative liability	$-	$1,072,396	$1,072,396
- Accrued expense	$(434,784)	$(641,487)	$(206,703)
- Cash used in operating activities	$(158,466)	$(158,466)	$-

At September 30, 2009
LIABILITIES
- Warrant derivative liability	$-	$460,547	$460,547
- Total current liabilities	$19,529,855	$19,990,402	$460,547
- Total liabilities	$20,293,140	$20,753,687	$460,547

RETAINED EARNINGS/EQUITY
- Common stock	$6,270,399	$2,697,672	$(3,572,727)
- Retained earnings	$5,160,166	$8,272,346	$3,112,180
- Total WEMU stockholders’ equity	$12,096,075	$11,635,528	$(460,547)
- Total stockholders’ equity	$12,942,390	$12,481,843	$(460,547)
- Total liabilities/stockholders’ equity	$33,235,530	$33,235,530	$-

STATEMENTS OF INCOME
Three Months Ended September 30, 2009
- Other income	$13,391	$1,111,596	$1,098,205
- Total other income	$94,280	$1,192,485	$1,098,205
- Income before income taxes	$1,428,873	$2,527,078	$1,098,205
- Income after taxes	$1,001,376	$2,099,581	$1,098,205
- Net income before non-controlling interest	$1,001,376	$2,099,581	$1,098,205
- Net income attributable to Worldwide	$903,357	$2,001,562	$1,098,205
- Total comprehensive income	$987,304	$2,085,509	$1,098,205
- Earnings per share	$0.25	$0.55	$0.30

Nine Months Ended September 30, 2009
- S,G&A expenses	$3,728,136	$3,521,433	$206,703
- Total operating expenses	$4,396,522	$4,189,819	$206,703
- Net operating income	$2,165,934	$2,372,637	$206,703
- Other income	$6,399	$32,208	$25,809
- Total other income	$83,061	$108,870	$25,809
- Income before income taxes	$2,248,995	$2,481,507	$232,512
- Income after taxes	$1,578,874	$1,811,386	$232,512
- Net income before non-controlling interest	$1,578,874	$1,811,386	$232,512
- Net income attributable to Worldwide	$1,358,245	$1,590,757	$232,512
- Total comprehensive income	$1,536,277	$1,768,789	$232,512
- Earnings per share	$0.38	$0.44	$0.06

STATEMENT OF CASH FLOWS
Nine Months Ended September 30, 2009
- Net income	$1,358,245	$1,590,757	$232,512
- Change in warrant derivative liability	$-	$(25,809)	$(25,809)
- Accrued expense	$(123,636)	$(330,339)	$(206,703)
- Cash used in operating activities	$272,579	$272,579	$-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

Date: April 1, 2010	By:	/s/ Jimmy Wang
Jimmy Wang, Chief Executive Officer